UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2012

NORTHEAST COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51852	06-178-6701
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

(914) 684-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 14, 2012, Northeast Community Bancorp, Inc. (the “Company”) announced that the Company’s Board of Directors had declared a cash dividend on the Company’s outstanding shares of stock. The dividend of $0.03 per share will be paid on or about December 31, 2012 to stockholders of record on December 24, 2012. Northeast Community Bancorp, MHC, the Company’s majority stockholder, has determined to waive receipt of the quarterly dividend. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Press Release dated December 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Northeast Community Bancorp, Inc.

Date: December 14, 2012	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chairman, President and
Chief Executive Officer